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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------


       Date of Report (Date of earliest event reported): November 15, 2001


                           Thermo Electron Corporation
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             (Exact name of Registrant as Specified in its Charter)


          Delaware                        1-8002                 04-2209186
----------------------------      -----------------------    -------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts           02454-9046
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     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: 781-622-1000


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)




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ITEM 5:  OTHER EVENTS.

     At 4 P.M. on November 15, 2001, Thermo Electron Corporation ("Thermo Electron") distributed as a dividend to its stockholders 0.1461 shares of common stock of Viasys Healthcare Inc. for each share of Thermo Electron common stock outstanding as of 4 P.M. Eastern time on November 7, 2001. This action completes the previously announced distribution described in Thermo Electron's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2001.

     The full text of Thermo Electron's press release dated November 16, 2001 relating to the completion of the spin-off distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 7:  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable.

     (c)  Exhibits

          99.1 Press Release dated November 16, 2001.

          99.2 Plan of Agreement of Distribution dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

          99.3 Tax Matters Agreement dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

          99.4 Transition Services Agreement dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

          99.5 Promissory Note issued by Viasys Healthcare Inc. to Thermo Electron.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THERMO ELECTRON CORPORATION



Date: November 16, 2001                       /s/ Theo Melas-Kyriazi
                                        ----------------------------------------
                                        Name: Theo Melas-Kyriazi
                                        Title: Vice President and Chief
                                               Financial Officer



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                            EXHIBIT INDEX DESCRIPTION


Exhibit No.       Description
-----------       -----------

99.1              Press Release dated November 16, 2001.

99.2 Plan of Agreement of Distribution dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

99.3 Tax Matters Agreement dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

99.4 Transition Services Agreement dated November 15, 2001 by and between Thermo Electron Corporation and Viasys Healthcare Inc.

99.5              Promissory Note issued by Viasys Healthcare Inc. to Thermo
                  Electron.





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